UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(AMENDMENT NO. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2015 (November 9, 2015)

THE J.G. WENTWORTH COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-36170	46-3037859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 King of Prussia Road, Suite 501, Radnor, Pennsylvania		19087-5148
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (484) 434-2300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K/A is being filed to refurnish the press release attached as Exhibit 99.1 to the Current Report on Form 8-K filed on November 9, 2015, relating to Items 2.02 and 9.01 referenced therein (the "Original Form 8-K"). Exhibit 99.1 is being re-furnished to correct the following typographical errors contained in the condensed consolidated balance sheets: (1) Total liabilities as of September 30, 2015 and December 31, 2014 from $5,051,350 to $5,215,438 and from $4,782,469 to $4,929,074, respectively; (2) Total liabilities and stockholders' equity as of September 30, 2015 and December 31, 2014 from $5,215,078 to $5,379,166 and from $5,036,104 to $5,182,709, respectively. The text of Item 2.02 below is not amended or changed from that contained in the Original Form 8-K and Exhibit 99.1 is not otherwise amended or changed from that contained in the Original Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

On November 9, 2015, The J.G. Wentworth Company announced its results of operations for the quarter ended September 30, 2015.  A copy of the related press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information set forth in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for any other purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section.

This information shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 9, 2015, issued by The J.G. Wentworth Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J.G. WENTWORTH COMPANY

By:	/s/ Scott E. Stevens
	Name:	Scott E. Stevens
	Title:	Executive Vice President & Chief Financial Officer

Dated: November 9, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated November 9, 2015, issued by The J.G. Wentworth Company